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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                         May 24, 2002 (August 10, 2001)


                           MARKWEST HYDROCARBON, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-11566                84-1352233
(STATE OR OTHER JURISDICTION OF     (Commission File         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          Number)            IDENTIFICATION NO.)


                       155 Inverness Drive West, Suite 200
                             DENVER, COLORADO 80112
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (303) 290-8700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

===============================================================================

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  AUDITED FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

On August 10, 2001, MarkWest Hydrocarbon, Inc. completed an acquisition of 100% of the stock of two privately-owned independent exploration and production companies - Leland Energy Canada Ltd. and Watford Energy Ltd. (combined as "Leland/Watford" herein), both headquartered in Calgary, Alberta, Canada. Combined Leland/Watford was acquired for approximately $50 million (U.S.). A Current Report on Form 8-K was filed on August 27, 2001. Audited combined financial statements for Leland/Watford as of and for the periods ended December 31, 1999 and 2000 and unaudited combined financial statements for the six months ended June 30, 2000 and 2001 follow.

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AUDITORS' REPORT TO THE DIRECTORS


We have audited the combined balance sheets of the Leland/Watford Group, as defined in note 1(a), as at December 31, 2000 and 1999 and the combined statements of operations, Group's equity and cash flows for the periods ended December 31, 2000 and 1999. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audits.

With respect to the combined financial statements for the period ended December 31, 2000, we conducted our audit in accordance with Canadian generally accepted auditing standards and United States generally accepted auditing standards. With respect to the combined financial statements for the period ended December 31, 1999, we conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Group as at December 31, 2000 and 1999 and the results of its operations and its cash flows for the periods ended December 31, 2000 and 1999, in accordance with Canadian generally accepted accounting principles.

Canadian generally accepted accounting principles vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for the periods ended December 31, 2000 and 1999, to the extent summarized in note 10 to the combined financial statements.


/s/ KPMG LLP

Chartered Accountants


Calgary, Canada
October 19, 2001

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                              FINANCIAL STATEMENTS


LELAND/WATFORD GROUP
Combined Balance Sheets

December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                               2000              1999
                                            -----------      -----------
Assets

Current assets:
     Cash and short-term investments        $ 7,979,602      $        --
     Accounts receivable                      6,577,685        2,868,988
     Prepaid expenses                           449,615          178,376
     Due from related parties (note 4)               --           44,386
                                            -----------      -----------
                                             15,006,902        3,091,750

Capital assets (note 2)                      16,661,934       13,408,007
                                            -----------      -----------
                                            $31,668,836      $16,499,757
                                            ===========      ===========
Liabilities and Group's Equity

Current liabilities:
     Accounts payable                       $ 6,265,131      $ 4,419,808
     Income taxes payable                     1,836,953               --
     Bank indebtedness (note 3)                 575,000          549,235
     Due to related parties (note 4)          6,185,301               --
                                            -----------      -----------
                                             14,862,385        4,969,043

Site restoration (note 2)                        71,700           22,260

Future income taxes (note 6)                  5,023,369          110,322

Group's equity (notes 1(a) and 5)            11,711,382       11,398,132

Subsequent events (notes 5, 8 and 9)
Commitments (note 8)
                                            -----------      -----------
                                            $31,668,836      $16,499,757
                                            ===========      ===========

See accompanying notes to combined financial statements.

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LELAND/WATFORD GROUP
Combined Statements of Operations

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                       2000                1999
                                                   ------------       ------------
Revenues:
     Petroleum and natural gas sales               $ 21,422,509       $  5,990,177
     Royalties                                       (4,437,053)        (1,211,253)
                                                   ------------       ------------
                                                     16,985,456          4,778,924

Expenses:
     Production                                       2,420,239          1,255,678
     General and administration                       1,520,884            898,057
     Depletion, depreciation and amortization         2,778,187            858,762
                                                   ------------       ------------
                                                      6,719,310          3,012,497

Earnings before other items and income taxes         10,266,146          1,766,427

Other income (expense) items:
     Gain on sale of partnership (note 1(a))          8,679,640                 --
     Interest and other income                          491,056            353,263
     Interest expense                                   (60,038)            (1,576)
                                                   ------------       ------------
                                                      9,110,658            351,687

Income taxes (note 6)
     Current                                          1,836,953                 --
     Future                                           4,913,047            110,322
                                                   ------------       ------------
                                                      6,750,000            110,322
                                                   ------------       ------------
Net earnings                                       $ 12,626,804       $  2,007,792
                                                   ============       ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Combined Statements of Group's Equity

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                      RETAINED          PARTNERS'           SHARE
                                                 EARNINGS (DEFICIT)      EQUITY             CAPITAL             TOTAL
                                                 -----------------     ------------       ------------       ------------
                                                                       (note 1(a))         (note 5)
Balance, January 1, 1999                            $         --       $         --       $         --       $         --
     Issuance of share capital                                --                 --                120                120
     Capital contributions                                    --          9,390,220                             9,390,220
     Net earnings (loss)                                 (76,864)         2,084,656                 --          2,007,792
                                                    ------------       ------------       ------------       ------------
Balance, December 31, 1999                               (76,864)        11,474,876                120         11,398,132
                                                    ------------       ------------       ------------       ------------

     Issuance of share capital                                --                 --                250                250
     Re-purchase of share capital                             --                 --               (116)              (116)
     Net earnings                                     11,304,382          1,322,422                            12,626,804
     Capital dividends paid                           (3,729,167)                --                 --         (3,729,167)
     Allocation and distribution of
       accumulated earnings of the partnership
       on the sale of the partnership                    851,769         (3,407,078)                --         (2,555,309)
     Distributions to related parties on
       the sale of the partnership                       (59,867)        (5,969,345)                --         (6,029,212)
     Allocation of partners' equity to share
       capital through the transfer of net
       assets                                                 --         (3,420,875)         3,420,875                 --
                                                    ------------       ------------       ------------       ------------
Balance, December 31, 2000                          $  8,290,253       $         --       $  3,421,129       $ 11,711,382
                                                    ============       ============       ============       ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Combined Statements of Cash Flows

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                                  2000               1999
                                                              ------------       ------------
Cash provided by (used in):

Operations:
     Net earnings                                             $ 12,626,804       $  2,007,792
     Items not involving cash:
         Gain on sale of partnership                            (8,679,640)                --
         Depletion, depreciation and amortization                2,778,187            858,762
         Future income taxes                                     4,913,047            110,322
                                                              ------------       ------------
                                                                11,638,398          2,976,876
   Change in non-cash operating working capital (note 7)        (2,208,870)           434,444
                                                              ------------       ------------
                                                                 9,429,528          3,411,320

Financing:
     Distributions on the sale of partnership                   (8,584,521)                --
     Change in due to/from related parties                       6,229,687            (44,386)
     Capital dividends paid                                     (3,729,167)                --
     Increase in bank indebtedness                                  25,765            549,235
     Issuance of share capital                                         250                120
     Re-purchase of share capital                                     (116)                --
     Capital contributions                                              --          9,390,220
                                                              ------------       ------------
                                                                (6,058,102)         9,895,189

Investing:
     Capital asset additions                                   (18,153,072)       (14,244,509)
     Partner's interest in capital assets on the
       sale of the partnership                                   9,127,156                 --
     Proceeds on the sale of partnership                        11,722,882                 --
     Change in non-cash working capital relating to
       investing (note 7)                                        1,911,210            938,000
                                                              ------------       ------------
                                                                 4,608,176        (13,306,509)

Increase in cash and short-term investments                      7,979,602                 --

Cash and short-term investments, beginning of period                    --                 --
                                                              ------------       ------------
Cash and short-term investments, end of period                $  7,979,602       $         --
                                                              ============       ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

GENERAL:

     The Leland/Watford Group (the "Group") is comprised of various entities (see note 1(a)) that are engaged in the exploration for and development and production of crude oil and natural gas.

1.   SIGNIFICANT ACCOUNTING POLICIES:

     (a)  Basis of presentation:

          The combined financial statements of the Group comprise all of the accounts of the following entities for the period beginning with the later of the incorporation or formation date of the entity or the start of the calendar year as detailed below:

                                                PERIOD ENDED                               PERIOD ENDED
                                              DECEMBER 31, 2000                          DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------

(1)  Leland Energy Canada Ltd.          April 20, 2000 to December 31, 2000     N/A

(2)  Brian Hiebert Energy Limited       Year ended December 31, 2000            December 22, 1999 to
                                                                                  December 31, 1999

(3)  Guy Grierson Energy Limited        Year ended December 31, 2000            Year ended December 31, 1999

(4)  Gord Maybee Energy Limited         Year ended December 31, 2000            Year ended December 31, 1999

(5)  Ian de Bie Energy Limited          Year ended December 31, 2000            Year ended December 31, 1999

(6)  E. Hiebert Energy Limited          Year ended December 31, 2000            December 23, 1999 to
                                                                                  December 31, 1999

(7)  R. Grierson Energy Limited         Year ended December 31, 2000            December 23, 1999 to
                                                                                  December 31, 1999

(8)  P. Maybee Energy Limited           Year ended December 31, 2000            December 23, 1999 to
                                                                                  December 31, 1999

(9)  K. de Bie Energy Limited           Year ended December 31, 2000            December 23, 1999 to
                                                                                  December 31, 1999

(10) Hiebert Watford Holdings Ltd.      March 3, 2000 to December 31, 2000      N/A

(11) Grierson Watford Holdings Ltd.     Year ended December 31, 2000            December 22, 1999 to
                                                                                  December 31, 1999

(12) Maybee Watford Holdings Ltd.       March 3, 2000 to December 31, 2000      N/A

(13) de Bie Watford Holdings Ltd.       Year ended December 31, 2000            December 22, 1999 to
                                                                                  December 31, 1999

(14) Watford Energy Ltd.                July 12, 2000 to December 31, 2000      N/A


(15) Leland Energy Limited Partnership  January 1, 2000 to April 30, 2000       March 1, 1999 to
                                                                                  December 31, 1999

(16) Hiebert Resources Ltd.             Year ended December 31, 2000            Year ended December 31, 1999

(17) Grierson Resources Ltd.            Year ended December 31, 2000            Year ended December 31, 1999

(18) Maybee Resources Ltd.              Year ended December 31, 2000            May 19, 1999 to
                                                                                  December 31, 1999

(19) Wild River Resources Ltd.          Year ended December 31, 2000            Year ended December 31, 1999

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (a)  Basis of presentation (continued):

          General

          The combined financial statements have been prepared to meet the needs of MarkWest Acquisitions Corp., the purchaser of the Group (see note
          9), in satisfying its filing requirements with the United States Securities and Exchange Commission.

          The combined financial statements of the Group have been prepared on a basis that the Group's management believes to be reasonable and appropriate and reflect the financial position, results of operations and cash flows of businesses that comprise the above-noted entities that comprise the Group, with all significant intragroup transactions and balances eliminated. The combined financial statements include the results of operations of the Leland Energy Limited Partnership (the "Partnership"), an entity that was owned 25% collectively by Hiebert Resources Ltd., Grierson Resources Ltd., Maybee Resources Ltd. and Wild River Resources Ltd. and owned 75% by Kaiser Energy Ltd., a company controlled by the controlling shareholder of Leland Energy Canada Ltd. During the year ended December 31, 2000, the Partnership distributed certain of its net assets with a net book value totaling $3,569,044 to the partners. The Partnership was then subsequently sold, which resulted in a gain totaling $8,679,640 for those entities included within the Group that collectively owned 25% of the Partnership. Kaiser Energy Ltd. then transferred its 75% share of the net assets distributed to Leland Energy Canada Ltd. by issuing 20,333 Class A common shares with a book value aggregating $3,420,875 (see note 5). As the results of operations of the Partnership ultimately flowed directly to the individual partners, these combined financial statements reflect an adjustment both on the distribution of the net assets of the Partnership to the partners and the allocation of the partner's equity on its disposition.

          The combined financial statements of the Group reflect the operations of the Partnership prior to its disposition effective April 30, 2000. As the Partnership was ultimately owned 75% by an entity which was not acquired by MarkWest Hydrocarbon, Inc. (MWH), both the gain on sale of the Partnership and the percentage of partner's equity that related to Kaiser Energy Limited's ownership interest was not reflected within the combined financial statements of the Group. The combined financial statements do reflect the distribution of net assets from the Partnership to the individual partners, based upon the carrying values of the net assets.

          Transactions

          The Group acquired by MarkWest Hydrocarbon (MWH) is a group of companies involved in the exploration, development and production of oil and gas in western Canada under common management and control. Management of the Group consisted of four individuals being: 1) Guy Grierson, 2) Brian Hiebert, 3) Gord Maybee and 4) Ian de Bie (collectively the "Management") who were also shareholders of various companies comprising the Group.

          The Group began operations effective March 1, 1999 with the formation of the Leland Energy Limited Partnership (the "Partnership"). The Partnership was 25% owned by the Management's individual holding companies being: 1) Grierson Resources Ltd., 2) Hiebert Resources Ltd., 3) Maybee Resources Ltd., 4) Wild River Resources Ltd. (collectively the "Resource Companies"). The remaining 75% interest in the Partnership was owned by Leland Energy Ltd., the general partner and a wholly-owned subsidiary of

          Kaiser Energy Ltd. The individuals comprising the Management were not related in any way with either Leland Energy Ltd. and/or Kaiser Energy Ltd. The partners of the Partnership and Leland Energy Ltd. had no other operations except for the oil and gas operations conducted by the Partnership. During the year ended December 31, 1999 the Partnership acquired oil and gas assets located in Western Canada from arm's length parties and operated the properties until April 30, 2000, at which time the Partnership was sold to Gulf Canada Resources Ltd.

          Effective April 30, 2000 and immediately prior to the transfer of certain assets and liabilities out of the Partnership and the disposition of the Partnership, the assets and liabilities of the Partnership were as follows:

               Cash                                                 $    289,988
               Accounts receivable                                     1,280,410
               Prepaid expenses                                          158,959
               Capital assets                                         17,046,463
               Accounts payable and accrued liabilities               (2,007,405)
               Long-term debt                                           (992,123)
               Site restoration liability                                (35,297)
                                                                    ------------
               Total net assets                                     $ 15,740,995
                                                                    ============

          Immediately prior to the disposition, and as one of the conditions on the sale of the Partnership, the partners of the Partnership transferred all of the net assets and liabilities of the Partnership to the partners, except for capital assets totaling $12,169,541, representing the carrying value assigned to a property that was acquired by Gulf Canada Resources Limited and prepaid expenses totaling $2,410. These were the only assets left in the Partnership upon its disposition. The assets and liabilities of the Partnership were distributed to the partners before the disposition of the Partnership as the purchaser, Gulf Canada Resources Ltd., was only interested in acquiring one specific property but to facilitate income tax considerations for both the purchaser and seller, it was determined that selling the Partnership with only that property left was more advantageous then selling the property separately. The reason that the assets and liabilities were distributed/transferred out of the Partnership prior to its disposition is that each of the partners desired to continue in operation with the same assets, management and ownership structure as had existed under the Partnership. The carrying value of the assets and liabilities transferred out of the Partnership to the partners, based upon their percentage ownership in the Partnership, was as follows:

               Cash                                                 $    289,988
               Accounts receivable                                     1,280,410
               Prepaid expenses                                          156,549
               Capital assets                                          4,876,922
               Accounts payable and accrued liabilities               (2,007,405)
               Long-term debt                                           (992,123)
               Site restoration liability                                (35,297)
                                                                    ------------
               Total net assets                                     $  3,569,044
                                                                    ============

          The carrying value of the property retained in the Partnership on its disposition was determined based upon the percentage of future undiscounted revenues associated with the property that was left in the Partnership versus the Partnership's total future undiscounted revenues. As a result, the disposition of the Partnership, which was for gross cash proceeds totaling approximately $47,000,000, resulted in a gain totaling $34,718,560, after the deduction of various selling expenses. As the Resource Companies, which owned a 25% interest in the Partnership were among the entities acquired by MWH, the combined financial statements of the Group reflect their 25% in the gain which totaled $8,679,640. As Leland Energy Ltd. was not acquired by MWH, the gain relating to its 75% ownership interest in the Partnership was not reflected in the combined financial statements of the Group. As the transfer of the assets and liabilities of the

          Partnership prior to its disposition was conducted by entities under common management and control, the assets and liabilities were transferred at their carrying values and therefore no gain or loss was recognized.

          A description of the adjustments relating to the distribution of the assets and liabilities of the Partnership and the allocation of partner's equity is as follows:

          (a) Kaiser Energy Ltd. transferred all of the net assets received upon the distribution by the Partnership to Leland Energy Canada, Ltd. and as consideration, received 20,333 Class A common shares. However, as the long-term debt of the Partnership was due to Kaiser Energy Ltd., Kaiser Energy Ltd. eliminated its share of the long-term debt and transferred the remaining net assets totaling $3,420,875 determined as follows: (75% x $3,569,044) + (75% x $992,123). As a result, Leland Energy Canada Ltd. recorded share capital totaling $3,420,875. As the distribution occurred between entities under common management and control, the transfer was conducted based upon the carrying values of the net assets transferred with no gain or loss recorded.

          (b) As the earnings of the Partnership are reflected in the statement of operations, an adjustment was required to remove 75% of the accumulated earnings, which related to Kaiser Energy, Ltd., which was not acquired by MWH. As such, the accumulated earnings of the Partnership immediately prior to its disposition totaled $3,407,078, which was considered part of total partner's equity. Of this amount 25% ($851,769) was transferred to retained earnings and 75% ($2,555,309) as a reduction of Group's equity since this represented Kaiser Energy Ltd.'s, which was not acquired by MWH, share of the Partnership's earnings.

          (c) Lastly, upon the sale of the Partnership, Kaiser Energy Ltd. received a return on capital totaling $5,969,345 relating to the contributions made to the Partnership by Kaiser Energy Ltd.

          Included in the December 31, 1999 Combined Statement of Operations are revenues and operating income (revenues less royalties and operating costs) of $676,136 and $519,080 respectively, attributable to the property sold to Gulf Canada Resources Ltd. For the year ended December 31, 2000, the revenues and operating income amounts included are $803,245 and $640,144 , respectively.

          From May 1, 2000 to June 30, 2000, management continued to operate their collective 25% ownership interest in the remaining oil and gas assets through the Resource Companies. On July 1, 2000, Management transferred their respective 25% ownership in the remaining oil and gas assets to eight successor companies being: 1) Guy Grierson Energy Ltd., 2) R. Grierson Energy Ltd., 3) Brian Hiebert Energy Ltd., 4) E. Hiebert Energy Ltd., 5) Gord Maybee Energy Ltd., 6) P. Maybee Energy Ltd., 7) Ian de Bie Energy and 8) K. de Bie Energy Ltd (collectively the "Energy Companies"). The Energy Companies were owned and controlled by the individuals comprising the Management and their respective spouses. With respect to the 75% interest in the remaining oil and gas assets transferred to Leland Energy Ltd., effective May 1, 2000 this interest was transferred, in entirety, to Leland Energy Canada Ltd. As with the Resource Companies, the operations of the Energy Companies and Leland Energy Canada Ltd. solely related to the exploration, development and production of the oil and gas assets transferred from the Partnership. As all transfers of assets and liabilities were conducted between entities under both common management and common control, the transfers were recorded at their carrying values with no gain or loss on transfer recorded.

          Effective July, 2000 the individuals comprising the Management started another company to conduct oil and gas operations, also in Western Canada, under the name of Watford Energy Ltd. The individuals of the Management held their ownership interest in Watford Energy Ltd. through individual holding companies being: 1) Grierson Watford Holdings Ltd., 2) Hiebert Watford Holdings Ltd., 3) Maybee Watford Holdings Ltd. and 4) de Bie Watford Holdings Ltd. (collectively the "Watford Companies"). These operations were run from the same offices and by the same people as the Partnership; the only difference being that Kaiser Energy Ltd. and/or affiliates had no ownership interest in Watford Energy Ltd. or its assets.

          The acquisition by MWH of the Group consisted of all of the oil and gas assets owned by the Management, through their respective ownership in the Energy Companies and the Watford Companies, and Leland Energy Canada Ltd. There is no relationship between the purchaser, Gulf Canada Resources Limited, and the entities or management that comprise the Leland / Watford Group. All of the entities comprising the Group were under common management and control.

     (b)  Petroleum and natural gas properties and equipment:

          (i)  Capitalized costs:

               The Group followed the full cost method of accounting for its petroleum and natural gas properties. Under this method, all costs related to the exploration for and development of petroleum and natural gas reserves are capitalized. Costs include lease acquisition costs, geological and geophysical expenses, overhead directly related to exploration and development activities and costs of drilling both productive and non-productive wells. Proceeds from the sale of properties are applied against capitalized costs, without any gain or loss being realized, unless such sale would significantly alter the rate of depletion and depreciation.

          (ii) Depletion and depreciation:

               Depletion of petroleum and natural gas properties and depreciation of production equipment is provided using the unit-of-production method based upon estimated proven petroleum and natural gas reserves. The costs of significant unevaluated properties are excluded from costs subject to depletion. For depletion and depreciation purposes, relative volumes of petroleum and natural gas production and reserves are converted at the energy equivalent conversion rate of six thousand cubic feet of natural gas to one barrel of crude oil.

         (iii) Ceiling test:

               In applying the full cost method, the Group calculates a ceiling test whereby the net book value of petroleum and natural gas properties and production equipment, net of the accumulated provision for site restoration costs, is compared annually to an estimate of future net cash flow from the production of proven reserves. Net cash flow is estimated using period end prices, less estimated future general and administrative expenses, financing costs and income taxes. Should this comparison indicate an excess net book value, the excess is charged against earnings as additional depletion and depreciation.

          (iv) Joint venture:

               The Group conducts substantially all of its oil and gas exploration and production activities on a joint venture basis. These combined financial statements reflect only the Group's proportionate interest in such activities.

     (c)  Site restoration provision:

          The Group provides for an estimate of future site restoration costs over the life of the proven reserves on a unit-of-production basis. Costs are estimated each year by management based on current regulations, costs, technology and industry standards. Actual site restoration costs are charged against the accumulated provision account as incurred.

     (d)  Income taxes:

          The Group uses the liability method of accounting for income taxes. Under this method, income tax liabilities and assets are recognized for the estimated tax consequences attributable to differences between the amounts reported in the financial statements and their respective tax bases, using income tax rates enacted at the balance sheet date. The effect of a change in rates on future income tax liabilities and assets is recognized in the period that the change occurs.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (e)  Revenue recognition:

          Revenues from the sale of crude oil, natural gas and natural gas liquids are recorded on a gross basis when title passes to an external party.

     (f)  Hedging activities:

          The Group may use forward contracts to hedge its exposure to commodity price fluctuations. Gains or losses on oil and natural gas transactions are reported as adjustments to oil and natural gas revenues when the related production is sold.

     (g)  Short-term investments:

          The Group considers all highly liquid investments with a remaining maturity of three months or less at the time of purchase to be cash equivalents.

     (h)  Use of estimates:

          The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to determining the provisions for depletion, depreciation and site restoration as well as the ceiling test which are based upon estimates of proven reserves and future costs. Actual results could differ from these estimates.

2.   CAPITAL ASSETS:

                                                           ACCUMULATED
                                                          DEPLETION AND      NET BOOK
2000                                         COST         DEPRECIATION         VALUE
----                                      -----------     -------------    -----------
Petroleum and natural gas properties
  and production equipment                $20,101,128      $ 3,511,302      $16,589,826
Office furniture and equipment                126,055           53,947           72,108
                                          -----------      -----------      -----------
                                          $20,227,183      $ 3,565,249      $16,661,934
                                          ===========      ===========      ===========
1999
----
Petroleum and natural gas properties
  and production equipment                $14,138,110      $   817,675      $13,320,435
Office furniture and equipment                106,399           18,827           87,572
                                          -----------      -----------      -----------
                                          $14,244,509      $   836,502      $13,408,007
                                          ===========      ===========      ===========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


2.   CAPITAL ASSETS (CONTINUED):

     At December 31, 2000, approximately $415,000 (December 31, 1999 - $56,000)
     of unevaluated properties were excluded from the depletion and depreciation calculation. At December 31, 2000, the estimated future site restoration costs to be accrued over the remaining proved reserves totaled approximately $877,000 (December 31, 1999 - $566,000). During the periods ended December 31, 2000 and 1999 no overhead applicable to acquisition, development and exploration activities was capitalized to petroleum and natural gas properties.

3.   BANK INDEBTEDNESS:

     At December 31, 2000, the Group has a number of revolving production loan credit facilities aggregating to a maximum of $2,000,000. The loans bear interest at the bank's prime rate plus 1% per annum, are due on demand and are unsecured. As at December 31, 2000, $575,000 of the loan credit facilities was outstanding.

4.   DUE TO/FROM RELATED PARTIES:

     The amounts due to/from related parties are due to/from shareholders, officers, and directors of the Group or companies under their control. These amounts are unsecured, non-interest bearing and with no specific terms of repayment.

5.   SHARE CAPITAL:

     Share capital consists of the capital of each of the individual companies listed in note 1(a). Details of the share capital is as follows:

     (a)  Leland Energy Canada Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of Class A voting shares; and

               (ii) Unlimited number of non-voting Class B shares.

          (ii) Class A voting shares issued:

                                                        NUMBER OF            TOTAL
                                                         SHARES             AMOUNT
                                                        ---------         -----------
Balance, December 31, 1999                                    --          $        --
  Issued on incorporation                                    100                   10
  Issued on the distribution of the net assets
    of the Leland Energy Limited Partnership              20,333            3,420,875
                                                          ------          -----------
Balance, December 31, 2000                                20,433          $ 3,420,885
                                                          ======          ===========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


5.   SHARE CAPITAL (CONTINUED):

     (b)  Brian Hiebert Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                         NUMBER OF            TOTAL
                                                          SHARES             AMOUNT
                                                        ---------         -----------
Balance, December 31, 1999                                     --         $        --
  Issued for cash                                       1,000,100                  25
                                                        ---------         -----------
December 31, 2000                                       1,000,100         $        25
                                                        =========         ===========

     Subsequent to December 31, 2000, Brian Hiebert Energy Limited issued 268,377 voting flow-through common shares for proceeds totaling $268,377.


     (c)  Guy Grierson Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                         NUMBER OF            TOTAL
                                                          SHARES             AMOUNT
                                                        ---------         -----------
Balance, December 31, 1999                                     --         $        --
  Issued for cash                                       1,000,100                  25
                                                        ---------         -----------
December 31, 2000                                       1,000,100         $        25
                                                        =========         ===========

     Subsequent to December 31, 2000, Guy Grierson Energy Limited issued 268,377 voting flow-through common shares for proceeds totaling $268,377.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


5.   SHARE CAPITAL (CONTINUED):

     (d)  Gord Maybee Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                         NUMBER OF            TOTAL
                                                          SHARES             AMOUNT
                                                        ---------         -----------
Balance, December 31, 1999                                     --         $        --
  Issued for cash                                       1,000,100                  25
                                                        ---------         -----------
December 31, 2000                                       1,000,100         $        25
                                                        =========         ===========

               Subsequent to December 31, 2000, Gord Maybee Energy Limited issued 205,674 voting flow-through common shares for proceeds totaling $164,539.


     (e)  Ian deBie Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:


                                                                  NUMBER OF            TOTAL
                                                                   SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                 1,000,100                   25
                                                                  ---------        -------------
December 31, 2000                                                 1,000,100        $          25
                                                                  =========        =============

               Subsequent to December 31, 2000, Ian de Bie Energy Limited issued 253,174 voting flow-through common shares for proceeds totaling $202,539.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (f)  E. Hiebert Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:


                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                 1,000,100                   25
                                                                  ---------        -------------
December 31, 2000                                                 1,000,100        $          25
                                                                  =========        =============


     (g)  R. Grierson Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                 1,000,100                   25
                                                                  ---------        -------------
December 31, 2000                                                 1,000,100        $          25
                                                                  =========        =============

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


5.   SHARE CAPITAL (CONTINUED):

     (h) P. Maybee Energy Limited:

        (i)   Authorized:

              (i) Unlimited number of voting common shares; and

              (ii)  Unlimited number of voting preferred shares.

       (ii)   Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                 1,000,100                   25

                                                                  ---------        -------------
December 31, 2000                                                 1,000,100        $          25
                                                                  =========        =============


     (i)  K. deBie Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:


                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                 1,000,100                   25
                                                                  ---------        -------------
December 31, 2000                                                 1,000,100        $          25
                                                                  =========        =============

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (j)  Watford Energy Ltd.:

          (i)  Authorized:

              (i) Unlimited number of voting common shares; and

              (ii) Unlimited number of preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                       100                  100
                                                                  ---------        -------------
December 31, 2000                                                       100        $         100
                                                                  =========        =============

               The outstanding shares of Watford Energy Ltd. as at December 31, 2000 were issued to and held collectively by Hiebert Watford Holdings Ltd., Grierson Watford Holdings Ltd., Maybee Watford Holdings Ltd. and de Bie Watford Holdings Ltd. and as a result, the share capital and related investment balances were eliminated in the preparation of the combined financial statements.

     (k)  Hiebert Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -        $           -
  Issued for cash                                                       100                   10
                                                                  ---------        -------------
December 31, 2000                                                       100        $          10
                                                                  =========        =============

               Subsequent to December 31, 2000, Hiebert Watford Holdings Ltd. issued 1,733,785 voting flow-through common shares for proceeds totaling $1,733,785. Of these shares issued, 985,100 shares were issued to Hiebert Resources Ltd., a company which forms part of the Group, for proceeds totaling $985,100.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (l)  Grierson Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -           $        -
  Issued for cash                                                       100                   10
                                                                  ---------        -------------
December 31, 2000                                                       100           $       10
                                                                  =========        =============

               Subsequent to December 31, 2000, Grierson Watford Holdings Ltd. issued 1,733,785 voting flow-through common shares for proceeds totaling $1,733,785. Of these shares issued, 985,100 shares were issued to Grierson Resources Ltd., a company which forms part of the Group, for proceeds totaling $985,100.

     (m)  Maybee Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -           $        -
  Issued for cash                                                       100                   10
                                                                  ---------        -------------
December 31, 2000                                                       100           $       10
                                                                  =========        =============

               Subsequent to December 31, 2000, Maybee Watford Holdings Ltd. issued 865,141 voting flow-through common shares for proceeds totaling $865,141. Of these shares issued, 492,391 shares were issued to Maybee Resources Ltd., a company which forms part of the Group, for proceeds totaling $492,391.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (n)  De Bie Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                                  NUMBER OF            TOTAL
                                                                    SHARES             AMOUNT
                                                                  ---------        -------------
Balance, December 31, 1999                                                -           $        -
  Issued for cash                                                       100                   10
                                                                  ---------        -------------
December 31, 2000                                                       100           $       10
                                                                  =========        =============

               Subsequent to December 31, 2000, De Bie Watford Holdings Ltd. issued 1,255,006 voting flow-through common shares for proceeds totaling $1,255,006. Of these shares issued, 714,126 shares were issued to Wild River Resources Ltd., a company which forms part of the Group, for proceeds totaling $714,126.

     (o)  Hiebert Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:


                                       NON-VOTING                             VOTING
                                 NUMBER            AMOUNT            NUMBER             AMOUNT
                                 ------          ----------          ------           ----------
Balance, January 1, 1999              -          $        -               -           $        -
  Issued for cash                    49                  15              51                   15
                                 ------          ----------          ------           ----------
Balance, December 31, 1999           49                  15              51                   15
  Repurchased                       (49)                (15)            (50)                 (14)
                                 ------          ----------          ------           ----------
December 31, 2000                     -          $        -               1           $        1
                                 ======          ==========          ======           ==========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (p)  Grierson Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:


                                       NON-VOTING                             VOTING
                                 NUMBER            AMOUNT            NUMBER             AMOUNT
                                 ------          ----------          ------           ----------
Balance, January 1, 1999              -          $        -               -           $        -
  Issued for cash                    49                  15              51                   15
                                 ------          ----------          ------           ----------
Balance, December 31, 1999           49                  15              51                   15
  Repurchased                       (49)                (15)            (50)                 (14)
                                 ------          ----------          ------           ----------
December 31, 2000                     -          $        -               1           $        1
                                 ======          ==========          ======           ==========

     (q)  Maybee Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:


                                       NON-VOTING                             VOTING
                                 NUMBER            AMOUNT            NUMBER             AMOUNT
                                 ------          ----------          ------           ----------
Balance, January 1, 1999              -          $        -               -           $        -
  Issued for cash                    49                  15              51                   15
                                 ------          ----------          ------           ----------
Balance, December 31, 1999           49                  15              51                   15
  Repurchased                       (49)                (15)            (50)                 (14)
                                 ------          ----------          ------           ----------
December 31, 2000                     -          $        -               1           $        1
                                 ======          ==========          ======           ==========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (r) Wild River Resources Ltd.:

        (i)   Authorized:

              (i)  Unlimited number of voting common shares; and

              (ii) Unlimited number of non-voting common shares.

       (ii)   Common shares issued:

                                       NON-VOTING                             VOTING
                                 NUMBER            AMOUNT            NUMBER             AMOUNT
                                 ------          ----------          ------           ----------
Balance, January 1, 1999              -          $        -               -           $        -
  Issued for cash                    49                  15              51                   15
                                 ------          ----------          ------           ----------
Balance, December 31, 1999           49                  15              51                   15
  Repurchased                       (49)                (15)            (50)                 (14)

                                 ------          ----------          ------           ----------
December 31, 2000                     -          $        -               1           $        1
                                 ======          ==========          ======           ==========


6.   INCOME TAXES:
     The provision for income taxes differs from the amount obtained by applying the combined Canadian Federal and Alberta Provincial income tax rate of 44.6% to earnings before income taxes. The difference relates to the following items:

                                                                           2000                1999
                                                                       ------------        ------------
Computed expected tax                                                  $  8,642,055        $    944,679

Non-deductible crown charges, net of Alberta Royalty
 Tax Credits                                                                534,101             231,592
Small business rate reduction                                                     -            (180,425)
Resource allowance                                                       (1,587,919)           (188,207)
Non-taxable partnership income (note 1(a))                                 (442,350)           (697,317)
Non-taxable portion of gain on the sale of the partnership                 (395,887)                  -
                                                                       ------------        ------------
                                                                       $  6,750,000        $    110,322
                                                                       ============        ============

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

6.   INCOME TAXES (CONTINUED):

     The components of the net future income tax liability are as follows:

                                                                                2000                 1999
                                                                            -------------        -------------
     Future income tax assets:
         Future site restoration                                            $      23,800        $       3,200
         Capital assets                                                                 -               34,600
                                                                            -------------        -------------
                                                                                   23,800               37,800
     Future income tax liabilities:
         Capital assets                                                        (4,554,269)                   -
         Deferred partnership income                                             (492,900)            (148,122)
                                                                            -------------        -------------
     Net future income tax asset (liability)                                $  (5,023,369)       $    (110,322)
                                                                            =============        =============

7.   SUPPLEMENTAL CASH FLOW DISCLOSURE:

     (a) Changes in non-cash working capital:

                                                                                2000                 1999
                                                                            -------------        -------------
         Accounts receivable                                                $  (3,708,697)       $  (2,868,988)
         Prepaid expenses                                                        (271,239)            (178,376)
         Accounts payable                                                       1,845,323            4,419,808
         Income taxes payable                                                   1,836,953                    -
                                                                            -------------        -------------
                                                                                 (297,660)           1,372,444
         Add (deduct) changes in non-cash working
           capital relating to investing                                       (1,911,210)            (938,000)
                                                                            -------------        -------------
                                                                            $  (2,208,870)       $     434,444
                                                                            =============        =============

     (b) The following cash payments were made:

                                                                                2000                 1999
                                                                            -------------        -------------
         Interest                                                           $      61,614        $           -
         Taxes                                                              $      63,500        $           -
                                                                            =============        =============

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

8.   COMMITMENTS:

     (a) Hedging activities:

         Subsequent to December 31, 2000, the Group entered into various forward commodity contracts as follows:

                                                         START            TERMINATION
         COMMODITY            VOLUMES (i)                 DATE                DATE                   PRICE
         ---------            -----------                -----            -----------                -----
         Natural gas            1,000 GJ/day       January 1, 2001        March 31, 2001        $9.00/GJ Floor
                                                                                             $12.40/GJ Ceiling
         Natural gas            1,000 GJ/day           May 1, 2001          May 31, 2001             $6.815/GJ
         Natural gas            6,000 GJ/day          June 1, 2001      October 31, 2001             $6.940/GJ
         Natural gas            1,000 GJ/day      November 1, 2001        March 31, 2002             $6.815/GJ


           (i) A GJ is defined as a gigajoule

     (b) Drilling commitment:
         During the year ended December 31, 2000 the Group entered into a farm-in agreement to drill 20 wells and acquire 40 square miles of seismic. As at December 31, 2000 the Group had drilled 5 wells and acquired 42 square miles of seismic. Subsequent to December 31, 2000, the Group drilled the remaining wells which satisfied all other obligations required under the farm-in agreement.


9.   SUBSEQUENT EVENT:

     On August 10, 2001, shareholders of the Group entered into an agreement to sell all of the issued and outstanding shares of the companies comprising the Group to Markwest Acquisitions Corp., a wholly-owned subsidiary of Markwest Hydrocarbon Inc.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

10. RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES:

     The Group's combined financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("GAAP"), which differ in some respects to those in the United States. Any differences in accounting principles as they pertain to the accompanying combined financial statements were not material except as described below:

                                                                                2000                 1999
                                                                           --------------        -------------
     Net earnings in accordance with Canadian GAAP                         $   12,626,804        $   2,007,792

     Adjustments:
         Accounting for income taxes (a)                                          (31,982)              (3,294)
                                                                           --------------        -------------
     Net earnings under U.S. GAAP                                          $   12,594,822        $   2,004,498
                                                                           ==============        =============

     Balance sheet items in accordance with U.S. GAAP:

                                                                                2000                 1999
                                                                           --------------        -------------
     Assets:
         Current assets                                                    $   15,006,902        $   3,091,750
         Capital assets                                                        16,661,934           13,408,007
                                                                           --------------        -------------
                                                                           $   31,668,836        $  16,499,757
                                                                           ==============        =============
     Liabilities and Group Equity:
         Current liabilities                                               $   14,862,385          $ 4,969,043
         Site restoration                                                          71,700               22,260
         Future income taxes (a)                                                5,058,645              113,616
         Group's equity                                                        11,676,106           11,394,838
                                                                           --------------        -------------
                                                                           $   31,668,836        $  16,499,757
                                                                           ==============        =============

     (a) The Canadian GAAP liability method of accounting for income taxes requires the measurement of future income tax liabilities and assets using income tax rates that reflect enacted income tax rate reductions provided it is more likely than not that the Group will be eligible for such enacted rate reductions in the period of reversal. U.S. GAAP allows the recording of such rate reductions only when claimed.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


     U.S. GAAP ceiling tests were only performed at December 31, 2000 and December 31, 1999, which are the balance sheet dates presented. The Group performs a cost recovery ceiling test which limits net capitalized costs to the undiscounted estimated future net revenue from proven oil and gas reserves plus the cost of unproven properties less impairment, using year-end prices. In addition, the value is further limited by including financing costs, administration expenses, future abandonment and site restoration costs and income taxes. Under U.S. GAAP, companies using the "full cost" method of accounting for oil and gas producing activities perform a ceiling test using discounted estimated future net revenues from proven oil and gas reserves using a discount factor of 10%. Prices used in the U.S. GAAP ceiling tests performed for this reconciliation were those in effect at the applicable balance sheet date. Financing and administration cost are excluded from the calculation under U.S. GAAP. Application of the US GAAP ceiling test did not result in any material differences to Canadian GAAP.

     ADDITIONAL U.S. GAAP DISCLOSURES:
     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), establishes new accounting and reporting standards for derivative instruments and for hedging activities. This statement requires an entity to establish, at the inception of a hedge, the method it will use for assessing the effectiveness of the hedging derivative and the measurement approach for determining the ineffective aspect of the hedge. SFAS 133 is effective for the Group commencing January 1, 2001. As at January 1, 2001, the adoption of the provisions of SFAS 133 would not impact the Group.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) UNAUDITED INTERIM FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


LELAND/WATFORD GROUP
Interim Report for June 30,
  2001 and 2000

Combined Balance Sheets
(Canadian Dollars)

                                                                         JUNE 30,                DECEMBER 31,
                                                                           2001                      2000
                                                                       (UNAUDITED)
                                                                       -----------               ------------
Assets

Current assets:
     Cash and short-term investments                                   $ 7,432,555                $ 7,979,602
     Accounts receivable                                                 4,196,406                  6,577,685
     Prepaid expenses                                                      302,391                    449,615
     Due from related parties                                            3,281,951                          -
                                                                       -----------                -----------
                                                                        15,213,303                 15,006,902

     Capital assets                                                     22,941,854                 16,661,934

                                                                       -----------                -----------
   Total assets                                                        $38,155,157                $31,668,836
                                                                       ===========                ===========


Liabilities and Group's Equity

Current liabilities:
     Accounts payable                                                  $ 3,613,176                $ 6,265,131
     Income taxes payable                                                5,192,347                  1,836,953
     Bank indebtedness                                                      15,000                    575,000
     Due to related parties                                              5,183,757                  6,185,301
                                                                       -----------                -----------
                                                                        14,004,280                 14,862,385

Site restoration                                                           121,268                     71,700

   Future income taxes                                                   6,161,353                  5,023,369

   Group's equity (note 2)                                              17,868,256                 11,711,382
                                                                       -----------                -----------
       Total liabilities and Group's Equity                            $38,155,157                $31,668,836
                                                                       ===========                ===========

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Combined Statements of Earnings and Group's Equity
(Canadian Dollars, unaudited)

                                                                   SIX MONTHS ENDED          SIX MONTHS ENDED
                                                                       JUNE 30,                  JUNE 30,
                                                                        2001                       2000
                                                                   ----------------          ----------------
Revenues:
     Petroleum and natural gas sales                                 $ 23,799,164              $   5,728,640
     Royalties                                                         (6,486,760)                (1,150,542)
                                                                     ------------              -------------
                                                                       17,312,404                  4,578,098

Expenses:
     Production                                                         3,202,497                    734,768
     General and administration                                         1,145,125                  1,016,807
     Bonuses (note 3)                                                   5,725,455                          -
     Depletion, depreciation and amortization                           2,039,407                    839,437
                                                                     ------------              -------------
                                                                       12,112,484                  2,591,012

Earnings before other items and income taxes                            5,199,920                  1,987,086

Other income (expense) items:
     Gain on sale of partnership (note 4)                                       -                  8,679,640
     Gain on settlement of derivatives                                  2,186,770                          -
     Interest and other income                                            115,745                    259,322
                                                                     ------------              -------------
                                                                        2,302,515                  8,938,962

Less: Income taxes
     Current                                                            3,355,394                    509,246
     Future                                                              (287,394)                 4,026,210
                                                                     ------------              -------------
                                                                        3,068,000                  4,535,456
                                                                     ------------              -------------
Net earnings                                                         $  4,434,435              $   6,390,592
                                                                     ============              =============

Group's equity, balance beginning of period                          $ 11,711,382              $  11,398,132

     Share capital issued (note 2)                                      1,889,454                          -
     Net earnings for the period                                        4,434,435                  6,390,592
     Distributions paid to related parties on the
       Sale of the partnership                                                  -                 (8,584,521)
     Capital dividends paid                                              (167,015)                (3,729,167)
                                                                     ------------              -------------
                                                                        6,156,874                 (5,923,096)
                                                                     ------------              -------------

Group's Equity, balance end of period                                $ 17,868,256              $   5,475,036
                                                                     ============              =============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Combined Statements of Cash Flows
(Canadian Dollars, unaudited)


                                                                     SIX MONTHS ENDED        SIX MONTHS ENDED
                                                                         JUNE 30,                JUNE 30,
                                                                          2001                     2000
                                                                     ----------------        ----------------
Cash provided by (used in):

Operations:
     Net earnings                                                      $ 4,434,435              $ 6,390,592
     Items not involving cash:
       Depletion, depreciation and amortization                          2,039,407                  839,437
       Gain on sale of partnership                                               -               (8,679,640)
       Future income taxes                                                (287,394)               4,026,210
                                                                       -----------              -----------

                                                                         6,186,448                2,576,599

Change in non-cash operating working capital                             3,231,942               (1,923,041)
                                                                       -----------              -----------
                                                                         9,418,390                  653,558

Financing:
     Distributions on the sale of the partnership                                -               (8,584,521)
     Issuance of share capital                                           3,314,832                        -
     Net change in loan payable                                           (560,000)                (549,235)
     Due from related parties                                           (4,283,495)               1,052,007
     Dividend payments                                                    (167,015)              (3,729,167)
                                                                       -----------              -----------
                                                                        (1,695,678)             (11,810,916)

Investing:
     Capital asset additions                                            (8,269,759)              (4,145,217)
     Partners' interest in capital assets on
       the sale of the partnership                                               -                9,127,156
     Proceeds on the sale of partnership                                         -               11,722,882
                                                                       -----------              -----------
                                                                        (8,269,759)              16,704,821

                                                                       -----------              -----------
Change in cash and short-term investments                                 (547,047)               5,547,463

Cash and short-term investments, beginning of period                     7,979,602                        -

                                                                       -----------              -----------
Cash and short-term investments, end of period                         $ 7,432,555              $ 5,547,463
                                                                       ===========              ===========

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Notes to Interim Financial Statements
(Canadian Dollars, unaudited)



1.   UNAUDITED FINANCIAL STATEMENTS

     The accompanying unaudited combined financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles. In the opinion of management, the unaudited combined financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position of Leland Energy and Watford Energy Ltd. ("Leland/Watford") as of June 30, 2001, and the results of operations and cash flows for the six-month periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. Management believes the disclosures made are adequate to ensure that the information is not misleading in a material respect and suggests that these financial statements be read in conjunction with Leland/Watford financial statements for the year ended December 31, 2000.

2.   GROUP'S EQUITY

     During the six months ended June 30, 2001, the Group issued 3,406,602 flow-through voting common shares for proceeds aggregating $3,314,832. The resource expenditure deductions for income tax purposes related to exploratory and development activities funded by flow-through share arrangements are renounced to investors in accordance with Canadian tax legislation. As such, Canadian generally accepted accounting practices require future income tax liabilities and share capital to be adjusted by the estimated cost of the renounced tax deductions when the shares are issued. This adjustment totaled $1,425,378 relating to the flow-through voting common shares issued during the six months ended June 30, 2001.

3.   BONUSES

     Bonuses were accrued at June 30, 2001 in the amount of $5,725,455 for the purpose of distributing earnings to the Group prior to closing of the sale of the Group to MarkWest Acquisitions Corp.

4.   GAIN ON SALE OF PARTNERSHIP

     For the six months ended June 30, 2000, the Partnership distributed certain of its net assets with a net book value totaling $3,569,044 to the partners. The Partnership was then subsequently sold, which resulted in a gain totaling $8,679,640 for those entities included within the Group that collectively owned 25% of the Partnership.

5. RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES:

     The Group's combined financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("GAAP"), which differ in some respects to those in the United States. Any differences in accounting principles as they pertain to the accompanying combined financial statements were not material except as described below:

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Notes to Interim Financial Statements
(Canadian Dollars, unaudited)


5. RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES (CONTINUED):


                                                                              JUNE 30,              JUNE 30,
                                                                                2001                  2000
                                                                           --------------        -------------
     Net earnings in accordance with Canadian GAAP                         $    4,434,435        $   6,390,592

     Adjustments:
         Accounting for income taxes (a)                                       (1,425,378)                   -

                                                                           --------------        -------------
     Net earnings under U.S. GAAP                                          $    3,009,057        $   6,390,592
                                                                           ==============        =============

     Balance sheet items in accordance with U.S. GAAP:

                                                                               JUNE 30
                                                                                 2001
                                                                           --------------
     Assets:
         Current assets                                                    $   15,213,303
         Capital assets                                                        22,941,854

                                                                           --------------
                                                                           $   38,155,157
                                                                           ==============

     Liabilities and Group Equity:
         Current liabilities                                               $   14,004,280
         Site restoration                                                         121,268
         Future income taxes (a)                                                6,196,629
         Group's equity                                                        17,832,980

                                                                           --------------
                                                                           $   38,155,157
                                                                           ==============

     (a) The Canadian GAAP liability method of accounting for income taxes requires the measurement of future income tax liabilities and assets using income tax rates that reflect enacted income tax rate reductions provided it is more likely than not that the Group will be eligible for such enacted rate reductions in the period of reversal. U.S. GAAP allows the recording of such rate reductions only when claimed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  PRO FORMA FINANCIAL INFORMATION

         UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma financial information has been prepared to assist in the analysis of the financial effects of the acquisition of the Leland/Watford Group ("Leland/Watford") by MarkWest Acquisitions Corp. We derived this information from the Leland/Watford audited combined financial statements for the year ended December 31, 2000 and unaudited financial statements for the six months ended June 30, 2001 and from Markwest's audited financial statements for the year ended December 31, 2000 and unaudited financial statements for the six months ended June 30, 2001. The information is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports and other information that Markwest has filed with the Securities and Exchange Commission and with the audited and unaudited financial statements of Leland/Watford contained herein. The applicable exchange rate is set forth in note (b).

You should consider several factors when comparing the historical financial information of Markwest and Leland/Watford and to the unaudited pro forma financial information, including the following:

          o The unaudited pro forma condensed combined balance sheet gives effect to the consolidation as if it had occurred on June 30, 2001. The unaudited 2000 pro forma combined statement of income gives effect to the merger as if it occurred on January 1, 2000. The unaudited pro forma combined statement of income for the first six months of 2001 also gives effect to the merger as if it occurred on January 1, 2000.

          o The unaudited pro forma information is for illustrative purposes only. If the acquisition had occurred in the past, the combined company's financial position and operating results might have been different from that presented in the unaudited pro forma condensed combined financial statements. In addition, the purchase price allocation is preliminary and will be finalized following further analysis of the assets acquired and liabilities assumed. You should not rely on the unaudited pro forma information as an indication of the financial position or operating results that the combined company would have achieved if the merger had occurred in the past. You also should not rely on the unaudited pro forma information as an indication of future results that the company will achieve after the acquisition.

MARKWEST HYDROCARBON, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2001
(IN U.S. DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)


                                                          CDN$           US$
                                                       LELAND/(a)      LELAND/(b)   ACQUISITION      MARKWEST
                                        MARKWEST       WATFORD         WATFORD      ADJUSTMENTS      PRO FORMA
                                       ----------      ----------     -----------   -----------      ---------
Assets

Current assets:
   Cash and cash equivalents           $    2,391       $  7,433       $  4,877       $       -       $  7,268
   Accounts receivable                     15,960          4,196          2,753               -         18,713
   Inventories                              5,248              -              -               -          5,248
   Risk management asset                    1,662              -              -               -          1,662
   Other assets                             1,082          3,584          2,351               -          3,433
                                       ----------       --------       --------       ---------       --------
     Total current assets                  26,343         15,213          9,981               -         36,324
                                       ----------       --------       --------       ---------       --------
Property and equipment:
   Gas processing, gathering,
     storage and marketing
     equipment                             99,058              -              -               -         99,058
   Oil and gas properties and
     equipment                             23,470         28,419         18,646          57,452 (c)     99,568
   Land, buildings & other
     equipment                              6,536            127             83           2,603 (c)      9,222
   Construction in progress                14,730              -              -               -         14,730
                                       ----------       --------       --------       ---------       --------
                                          143,794         28,546         18,729          60,055        222,578

   Less: accumulated depreciation,
       depletion and amortization          31,015          5,604          3,677          (3,677)(c)     31,015
                                       ----------       --------       --------       ---------       --------
     Net property & equipment             112,779         22,942         15,052          63,732        191,563

Risk management asset                         725              -              -               -            725
Intangible assets, net                        253              -              -               -            253
                                       ----------       --------       --------       ---------       --------
     Total assets                      $  140,100       $ 38,155       $ 25,033       $  63,732       $228,865
                                       ==========       ========       ========       =========       ========

Liabilities and shareholders' equity

Current liabilities:
   Accounts payable                    $    8,764       $  3,628       $  2,380       $       -       $ 11,144
   Accrued liabilities                      8,114         10,376          6,808               -         14,922
   Risk management liability                  405              -              -               -            405
                                       ----------       --------       --------       ---------       --------
                                           17,283         14,004          9,188               -         26,471

Deferred income taxes                      12,327          6,161          4,042          25,150 (c)     41,519
Long-term debt                             46,000              -              -          50,306 (c)     96,306
Other liabilities                               -            121             80               -             80

Shareholders' equity:
   Common stock                                87              -              -               -             87
   Additional paid-in capital              42,539          1,989          1,305          (1,305)(c)     42,539
   Retained earnings                       21,136         15,879         10,418         (10,418)(c)     21,136
   Accumulated other
     comprehensive income                   1,279              -              -               -          1,279
  Treasury stock                             (551)             -              -               -           (551)
                                       ----------       --------       --------       ---------       --------
     Total stockholders' equity            64,490         17,868         11,723         (11,723)        64,490

   Total liabilities and
       stockholders' equity            $  140,100       $ 38,155       $ 25,033       $  63,732       $228,865
                                       ==========       ========       ========       =========       ========

MARKWEST HYDROCARBON, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(IN U.S DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)


                                                          CDN$           US$
                                                       LELAND/(a)      LELAND/(b)   ACQUISITION      MARKWEST
                                        MARKWEST       WATFORD         WATFORD      ADJUSTMENTS      PRO FORMA
                                       ----------     -----------     -----------   -----------      ---------
Revenues:
     Gathering, processing and
       marketing                       $  217,393       $      -       $      -               -       $217,393
     Exploration and production             4,161         16,985         11,441               -         15,602
                                       ----------       --------       --------       ---------       --------
       Total revenues                     221,554         16,985         11,441               -        232,995

Expenses:
     Cost of sales                        173,281              -              -               -        173,281
     Operating expenses                    17,339          2,420          1,630               -         18,969
     General and administration             8,761          1,521          1,025               -          9,786
     Depletion, depreciation and
       amortization                         6,314          2,778          1,871           2,637 (d)     10,822
                                       ----------       --------       --------       ---------       --------
       Total operating expenses           205,695          6,719          4,526           2,637        212,858

Income from operations:                    15,859         10,266          6,915          (2,637)        20,137

Other income and expense:
     Interest income                          101            491            331               -            432
     Interest expense                      (3,110)           (60)           (40)         (4,287)(e)     (7,437)
     Gain on sale of assets                 1,000          8,680          5,847               -          6,847
     Other income (expense)                   (84)             -              -               -            (84)
                                       ----------       --------       --------       ---------       --------
   Total other income and expense          (2,093)         9,111          6,138          (4,287)          (242)

Income before taxes                        13,766         19,378         13,053          (6,924)        19,895

Provision for income taxes                  4,888          6,750          4,547          (2,888)(f)      6,547
                                       ----------       --------       --------       ---------       --------
Net income                             $    8,878       $ 12,627       $  8,506       $  (4,036)      $ 13,348
                                       ==========       ========       ========       =========       ========


Weighted average number of
   common shares outstanding
     Basic                                 8,452               -              -               -          8,452
     Diluted                               8,452               -              -               -          8,452

                                       ----------       --------       --------       ---------       --------
Net income per common share
     Basic                                $ 1.05               -              -               -       $   1.58
     Diluted                              $ 1.05               -              -               -       $   1.58
                                       ==========       ========       ========       =========       ========

See accompanying notes to pro forma financial statements.

MARKWEST HYDROCARBON, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(IN U.S. DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)

                                                          CDN$           US$
                                                       LELAND/(A)      LELAND/(B)   ACQUISITION      MARKWEST
                                        MARKWEST       WATFORD         WATFORD      ADJUSTMENTS      PRO FORMA
                                       ----------     -----------     -----------   -----------      ---------
Revenues:
     Gathering, processing and
       marketing                       $ 114,058        $      -       $      -               -       $114,058
     Exploration and production            5,036          17,312         11,403               -         16,439
                                       ----------       --------       --------       ---------       --------
       Total revenues                    119,094          17,312         11,403               -        130,497

Expenses:
     Cost of sales                        98,675               -              -               -         98,675
     Operating expenses                    8,997           3,203          2,110               -         11,107
     General and administration            4,283           1,145            754               -          5,037
     Bonuses                                   -           5,725          3,771               -          3,771
     Depletion, depreciation
       and amortization                    3,405           2,039          1,343           2,863 (d)      7,611
                                       ----------       --------       --------       ---------       --------
       Total operating expenses          115,360          12,112          7,978           2,863        126,201

Income from operations:                    3,734           5,200          3,425          (2,863)         4,296

Other income and expense:
     Interest income                          82             118             78               -            160
     Interest expense                     (1,260)             (2)            (1)         (1,756)(e)     (3,017)
     Gain on settlement of hedges              -           2,187          1,441               -          1,441
     Gain on sale of assets                    -               -              -               -              -
     Other income (expense)                 (248)              -              -               -           (248)
                                       ----------       --------       --------       ---------       --------
   Total other income and expense         (1,426)          2,303          1,518          (1,756)        (1,664)

Income before taxes                        2,308           7,503          4,943          (4,619)         2,632

Provision for income taxes                   851           3,068          2,021          (1,926)(f)        946
                                       ----------       --------       --------       ---------       --------
Net income                             $   1,457        $  4,435       $  2,922       ($  2,693)      $  1,686
                                       ==========       ========       ========       =========       ========

Weighted average number of
   common shares outstanding
     Basic                                 8,469               -              -               -          8,469
     Diluted                               8,498               -              -               -          8,469
                                       ----------       --------       --------       ---------       --------
Net income per common share
     Basic                               $  0.17               -              -               -       $   0.20
     Diluted                             $  0.17               -              -               -       $   0.20
                                       ==========       ========       ========       =========       ========

See accompanying notes to pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

       (a) Leland/Watford historical financial statements, prepared in accordance with Canadian generally accepted accounting principles, stated in Canadian dollars.

       (b) Leland/Watford's historical financial statements have been translated from Canadian dollars to U.S. dollars as follows:

                  Leland/Watford's assets and liabilities were translated to U.S. dollars using the exchange rate in effect at June 30, 2001, of $1 Canadian to $0.6561 U.S.

                  Leland/Watford's revenues and expenses for the year ended December 31, 2000, and the six months ended June 30, 2001, were translated to U.S. dollars using the weighted average exchange rate for the period of $1 Canadian to $0.6736 U.S. and $1 Canadian to $0.6587 U.S., respectively.

       (c) To eliminate the historical book value of Leland/Watford's assets and liabilities and to reflect the purchase of Leland/Watford's stock by MarkWest. The following table recaps the net pro forma adjustments to eliminate the historical book value of Leland/Watford's assets and liabilities and the allocation of the purchase price paid for Leland/Watford to the assets received and the liabilities assumed.

                                            ELIMINATION OF                      PURCHASE         NET PRO
                                            LELAND/WATFORD    PURCHASE          PRICE            FORMA
                                            HISTORICAL        PRICE             ALLOCATION       ADJUSTMENT
                                            -------------     -------------     -------------    -------------
         Current assets                       $ (9,981)                         $  9,981         $      -
         Oil & gas properties                  (18,646)                           76,098           57,452
         Other equipment                           (83)                            2,686            2,603
         Accumulated depreciation,
           depletion & amortization              3,677                                 -            3,677
                                              --------         --------         --------         --------
                                              $(25,033)                         $ 88,766         $ 63,732
                                              ========         ========         ========         ========
         Current liabilities                  $ (9,188)        $  9,188                          $      -
         Long-term debt                              -           50,306                            50,306
         Deferred income taxes (i)              (4,042)          29,192                            25,150
         Other liabilities                         (80)              80                                 -
         Common stock and
           paid-in capital                      (1,305)                                            (1,305)
         Retained earnings                     (10,418)                                           (10,418)
                                              --------         --------         --------         --------
                                              $(25,033)        $ 88,766                          $ 63,732
                                              ========         ========         ========         ========

                  The following table reflects the calculation of the purchase price for Leland/Watford:

                  Current liabilities assumed                                                  $    9,188
                  Incremental borrowings by MarkWest                                               50,306
                  Deferred income taxes(i)                                                         29,192
                  Other liabilities assumed                                                            80
                                                                                               ----------
                                                                                               $   88,766
                                                                                               ==========

              (i) The difference between the book and tax basis of the Leland/Watford resulted in a deferred tax adjustment of approximately $29,000.

                  The allocation of the purchase price to the assets acquired was based upon the estimated relative fair value of each asset. MarkWest estimated the fair value of Leland/Watford's current assets, other property, current liabilities and other non-current liabilities to be equivalent to Leland/Watford's historical net book value. The oil and gas properties of Leland/Watford were valued based upon proved and probable oil and gas reserve valuations prepared in conjunction with the acquisition and an internal appraisal was made of the undeveloped leasehold position and seismic of Leland/Watford.

       (d) The increase in the cost basis assigned to Leland/Watford's oil and gas properties resulted in an increase in the depreciation, depletion and amortization expense.

       (e) Included in the December 31, 2000 Consolidated Statement of Operations are revenues and net operating income (revenues less royalties and operating expenses) of $541,061 and $431,197 respectively, attributable to the property sold to Gulf Canada Resources Ltd.

       (f) Interest expense increased as a result of borrowing approximately $50 million under MarkWest's new bank line of credit.

       (g) The income tax (provision) benefit was adjusted for the impact of the acquisition and the pro forma adjustments.

       (h) The following are supplemental information on oil and gas producing activities at December 31, 2000:

                                                     MarkWest Leland/           MarkWest Hydrocarbon
                                                     Hydrocarbon       Watford          Pro Forma
                                                     ----------------  -------  --------------------
                  Proved reserves   (Mmcfe)           34,585            26,394            60,979

                  Standardized measure of
                  discounted net cash flow
                  related to proved reserves         $65,050           $46,860          $111,910

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS.

              The following exhibits are furnished as part of this report.

              2.1   - Share Purchase Agreement between MarkWest Acquisitions
                           Corp. and Kaiser Energy Ltd. (Schedules omitted. MarkWest agrees to provide supplementally a copy of the schedules to the Commission upon request)*

              2.2   - Share Purchase Agreement between MarkWest Acquisitions
                           Corp. and Brian E. Hiebert, Guy C. Grieson, Ian R. De Bie, Gordon A. Maybee, Erin Hiebert, Raylene Grierson, Kathleen De Bie, and Patricia Maybee. (Schedules omitted. MarkWest agrees to provide supplementally a copy of the schedules to the Commission upon request)*

              10.1  - Bank Credit Agreement between MarkWest Hydrocarbon, Inc.
                           and Bank of America N.A.*

              10.2  - 4th Amended and Restated Credit Agreement among MarkWest
                           Hydrocarbon, Inc., and various lenders**

              10.3  - Canadian Credit Agreement among MarkWest Resources
                           Canada Corp. and various lenders**

              99.1  - Consent of Independent Chartered Accountants--KPMG LLP


              * Incorporated by reference from the Company's 8-K filed with the Commission on August 27, 2001

              ** Previously filed with Amendment No. 1 to the Form 8-K on
                 October 24, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2002                            MarkWest Hydrocarbon, Inc.



                                               By: /s/ Gerald A. Tywoniuk
                                               -------------------------------
                                               Gerald A. Tywoniuk
                                               Chief Financial Officer and
                                               Vice President of Finance
                                               (On Behalf of the Registrant
                                               and as Principal Financial
                                               and Accounting Officer)

INDEX TO EXHIBITS


           EXHIBIT NUMBER                             DESCRIPTION


                 99.1                      Consent of Independent Chartered Accountants--KPMG